EXHIBIT 10.1


     THIS LEASE AGREEMENT made as of this 15th day of August 2005, by and between 1200 HIGH RIDGE COMPANY, LLC a limited liability company organized and existing under the laws of the State of Connecticut, with its principal offices at c/o Frank Mercede & Sons, Inc., 700 Canal Street in the City of Stamford, County of Fairfield and State of Connecticut, acting herein by Werner Valeur-Jensen, its manager, hereunto duly authorized, which limited liability company is hereinafter referred to as "LANDLORD," and MTM TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of New York, acting herein by Francis J. Alfano, its Chief Executive Officer, hereinafter referred to as "TENANT."

                                   WITNESSETH:

SECTION 1 - DEMISED PREMISES:
-----------------------------

     Landlord hereby leases to Tenant and Tenant hereby hires approximately Twenty Thousand Six Hundred Fifty (20,650) rentable square feet of office space (the "DEMISED PREMISES") on the third floor in a building (the "BUILDING") located on real property (the "LAND") located at 1200 High Ridge Road, Stamford Connecticut, which Demised Premises is shown on Exhibit "A" annexed hereto and which Land is shown on Exhibit "B" annexed hereto. Landlord hereby warrants and represents that such rentable area accurately reflects a "loss factor" (i.e., the percentage difference between the rentable area and usable area of the Demised Premises) which does not exceed 19 percent and that Tenant's Proportionate Share (defined below) accurately reflects the fraction obtained by dividing the rentable square footage of the Demised Premises by the rentable square footage of the Building. If Landlord has overstated the rentable area of the Demised Premises or Tenant's Proportionate Share, upon Tenant's request, this Lease shall be appropriately amended and Tenant's rent shall be retroactively adjusted to reflect such overstatement, with Landlord reimbursing Tenant for any overpayments made before said adjustment. In addition, Landlord shall, and hereby does, grant to Tenant, and Tenant shall, and hereby does, accept from Landlord, the non-exclusive right to use the Common Areas during the Term for itself, its employees, other agents and guests in common with Landlord, any tenants of other leased premises within the Building and any of their respective employees, other agents and guests. "COMMON AREAS" means all areas and facilities at the Land intended for the common use of all tenants of the Building, including, without limiting the generality of the foregoing, the parking area and driveways on the Land.

SECTION 2 - PARKING:
--------------------

     Landlord will provide Tenant, at no extra charge, with three (3) parking spaces at the Building for each 1,000 rentable square feet of office space actually occupied by Tenant for a total of sixty two (62) parking spaces. Of said parking spaces, four (4) shall be marked and reserved for Tenant's exclusive use. Landlord reserves the right to relocate Tenant's spaces within the same parking area and to change the size of the spaces at any time during the Term of this Lease. Landlord shall keep the parking area in good order and repair, reasonably secure, and reasonably free of obstructions such as ice, snow, rubbish and unauthorized vehicles.


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SECTION 3 - TERM OF LEASE
-------------------------

     (a) The Term of this Lease shall be for five (5) years, commencing on the later of November 1, 2005 or five (5) business days following: Tenant's receipt from Landlord of a final and unconditional certificate of occupancy for the Demised Premises (the " COMMENCEMENT DATE") and ending on the fifth anniversary of the Rent Commencement Date (the "TERM"), with payment of rent commencing on the Commencement Date.

     (b) (i) If the Demised Premises is not ready for occupancy in accordance with the provisions of Section 6(a) hereof on the Commencement Date, Landlord shall have the greater of (x) an additional forty five (45) days or (y) such amount in excess of forty five (45) days as may be necessary under the circumstances to comply with any change orders in the Work required by Tenant under Section 6(a) hereof, in which to ready the Demised Premises for occupancy. If the Demised Premises is not ready for occupancy on the Commencement Date and said delay is proximately caused by any act or omission of Tenant or any of its employees, agents or contractors, including but not limited to, any change orders in the Work required by Tenant and/or failure of Tenant to act reasonably promptly when any consent of approval may be requested by Landlord, Tenant's obligation to pay rent with respect to such portion shall commence nevertheless. Should Landlord fail to deliver the Demised Premises to Tenant as required by this Lease for any reason not caused by Tenant (including, without limitation, any reasons due to "Force Majeure" conditions) within the aforesaid period, Tenant may terminate this Lease, without liability, upon ten (10) days' notice, in which case Landlord shall immediately return to Tenant any prepaid rent.

     (c) At the expiration or termination of the Term of this Lease, whether by lapse of time or otherwise, Tenant shall surrender the Demised Premises in good condition, reasonable wear and tear, loss or damage by fire, casualties, the elements, or by causes beyond Tenant's reasonable control, and Landlord's maintenance, repair and replacement obligations, excepted. At the expiration of the Term of this Lease, Tenant shall remove from the Demised Premises all fixtures and furnishings belonging to Tenant (provided, however, that Tenant shall have no obligation to remove or pay for the removal of the initial fit-up of the Demised Premises, or any subsequent alterations which Landlord has approved during the Term), and the Demised Premises shall be left in broom-clean condition. Tenant shall repair, at its cost, any damage caused by removal of fixtures or furnishings during or at the end of the Term. At the election of the Landlord, all partitions, ceilings, lighting appended to the Demised Premises and flooring or carpeting will become the property of the Landlord unless fixtures installed by Tenant.

SECTION 4 - RENT
----------------

     (a) The basic rent for the Demised Premises shall be Four Hundred Seventy Four Thousand Nine Hundred Fifty and 00/100 ($474,950.00) Dollars per year, or $39,579.17 monthly. Notwithstanding the foregoing provisions, Tenant shall not be obligated to pay any rent during the thirteenth (13th) month of the Term of this Lease.

     (b)  The term "Lease Year" as used herein shall mean each period of twelve
(12) consecutive calendar months commencing on the Original Space Rent Commencement Date and, hereafter, on the anniversary of the Original Space Rent


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Commencement Date during the Term of this Lease, and the Renewal Term, if any.

     (c) The annual rent shall be paid in twelve (12) equal installments in advance on the first day of each calendar month during the Term. Tenant shall pay the prorated monthly portion of said rent for any fractional period of a month or fractional period of a Lease Year within the Term or Renewal Term, if any.

SECTION 5 - COVENANTS:
----------------------

     (a) Landlord covenants that as long as Tenant is not in default under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Demised Premises, subject to the conditions set forth herein.

     (b) Landlord hereby represents and warrants that it has the full right, power and authority to execute this Lease and grant the estate herein demised.

     (c) Landlord shall have the right, however, to enter the Demised Premises at all reasonable times, upon reasonable prior notice to the Tenant, during usual business hours, for the purpose of inspection or for showing the same to prospective purchasers or fee mortgagees, provided Landlord's entries are in a manner consistent with Tenant's reasonable security requirements and do not unreasonably interfere with Tenant's use of the Demised Premises for business purposes.

SECTION 6 - FIT-UP AND ALTERATIONS:
-----------------------------------

     (a) Prior to the applicable Commencement Date, Landlord, at its expense, shall undertake and complete to Tenant's reasonable satisfaction all the work (the "WORK") described in Exhibit "A1" attached hereto. The Work shall be performed promptly and diligently until completion, by supervised, experienced personnel. The Work shall be performed in a first-class manner as to workmanship, installation and materials, and in accordance with Tenant's approved plans. Tenant shall have the right to make change orders to said approved plans, upon Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall provide Tenant with any and all resulting cost increases and/or estimated time delays associated with said change orders upon approving same. Landlord shall perform the Work in compliance with all applicable federal, state and local laws, codes, statutes, ordinances, guidelines, rules and regulations. During the course of construction, Landlord shall keep Tenant duly apprised of the progress of the Work and any claimed delays. Landlord hereby warrants and represents that the Work shall be free from defects in workmanship, installation and materials for a period of one (1) year from the applicable Commencement Date, and Landlord, at its sole cost and expense, shall promptly perform any corrective work arising from said warranty. Within sixty (60) days after the Commencement Date, Tenant shall have the right to submit to Landlord a "punch list" of any Work items which need to be finished or corrected, and Landlord, at its sole cost and expense, shall promptly complete and/or correct same. Landlord, at its expense, before the Commencement Date, shall install Tenant's name on all directories in the Building. Landlord shall modify such listings to identify any permitted assignees or subtenants, with Tenant reimbursing Landlord for the actual costs


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therefor. Tenant shall have the right to install a sign on its entrance door and reasonably appropriate signage in the Demised Premises, provided it first obtains Landlord's consent.

     (b) (i) Subsequent to the Work to be performed by the Landlord, as outlined on Exhibit "A1", Tenant shall make no alterations or improvements in or to the Demised Premises without Landlord's prior written consent. Any such alterations or improvements shall be performed only by Landlord, or by contractors reasonably approved by Landlord, provided however, any such approved contractors must be licensed to do business in the State of Connecticut and must be of similar size, quality and reputation as Frank Mercede & Sons, Inc. Notwithstanding the foregoing, Tenant may decorate, not including painting, and perform minor cosmetic remodeling with respect to the portion of the Demised Premises occupied by Tenant from time to time, in either case without obtaining Landlord's consent.


          (ii) In furtherance of the foregoing provisions, Landlord and Tenant have discussed, and Landlord is amenable to the installation in the Building or on the Land (the location of which shall be reasonably determined by Landlord in its sole discretion) of, a back-up generator of a size and power agreed upon by the parties that is reasonably necessary to provide back-up power for Tenant's computers and electronic data processors in the Demised Premises. In all events, the installation of any such generator shall be subject to the following conditions: the generator (i) shall not interfere with the peaceful and quiet enjoyment of the other tenants of the Building, (ii) must be installed in a manner and in a location which will minimize noise and vibration, be performed at Tenant's expense and by duly licensed and Landlord-approved contractors, and
(iii) must be serviced under a maintenance contract by a reputable service provider at Tenant's sole cost and expense throughout the term of the Lease.

     (c)  Landlord hereby warrants and represents that, as of the Commencement
Date: (a) the Demised Premises shall be vacant, broom-clean and ready for Tenant's exclusive occupancy; (b) all Work shall be substantially completed such that a final and unconditional certificate of occupancy permitting lawful occupancy has been duly issued, and such that Tenant may reasonably commence its business operations; (c) all mechanical equipment and utility systems serving the Demised Premises shall be in good working order and repair; (d) the Demised Premises shall be structurally sound and "water-tight"; (e) Tenant's access to the Demised Premises shall be reasonably secure and unimpeded; and (f) the Demised Premises, Building and the Land shall be in compliance with all applicable laws, codes, statutes, ordinances, guidelines, rules and regulations. Landlord's warranties and representations under this subsection shall survive the commencement of the Term.

SECTION 7 - ADDITIONAL RENT; ESCALATION:
----------------------------------------

     (a)  As used herein:

          1. The term "REAL ESTATE TAXES" shall mean all real property related taxes and assessments levied, assessed, or imposed at any time by any governmental authority upon or against the Building, parking lot and Land, and also any tax or assessment levied, assessed, or imposed, newly enacted at any time by any governmental authority having jurisdiction over the Demised Premises in connection with the receipt of income or rent from said Building, parking lot and Land (computed as if Landlord owned or operated no property other than said


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Building, parking lot and Land) to the extent that same shall be in lieu of or in addition to all or a portion of any of the aforesaid real property taxes against the Building and Land. The term "Real Estate Taxes " shall not mean or include any interest or penalties which may become due by reason of the failure to pay any such taxes when due and payable, or any inheritance, estate, transfer, gift, succession, general franchise, corporate, income, excess profits, sales, conveyance or other non-real estate tax imposed on Landlord, and shall exclude any Real Estate Taxes not fairly allocable to the Term.

          2. "Tax Year" shall mean a fiscal year for which Real Estate Taxes are imposed.

          3. "Base Tax Year" is stipulated to be the tax fiscal year of July 1, 2005 to June 30, 2006 of the City of Stamford. The Real Estate Taxes payable in the Base Tax Year shall be deemed to be the amount derived by multiplying the full assessment value of the Building, parking lot and Land by the mill rate for the Base Tax Year. Full assessed value of the Building and Land, in the first instance, shall be deemed to mean the total assessment for the Building and Land made by the City Tax Assessor on the Grand List of October 1, 2004.

          4. "Subsequent Tax Year" shall mean a Tax Year or portion thereof that falls within the Term of this Lease which shall be subsequent to the Base Tax Year.

          5. "Building" shall mean the Building in which the Demised Premises are located.

          6. "Tenant's Proportionate Share" shall be deemed to be 34.55% of the Building, including the parking lot and Land.

     (b) If the Real Estate Taxes for any Subsequent Tax Year shall be more than Real Estate Taxes for the Base Tax Year, Tenant shall pay as additional rent for such Subsequent Tax Year, a sum equal to Tenant's Proportionate Share of the amount by which the Real Estate Taxes for such Subsequent Tax Year are greater than the Real Estate Taxes for the Base Tax Year (which amount is hereinafter called the "TAX PAYMENT"). Should this Lease terminate prior to the expiration of a Subsequent Tax Year, such Tax Payment shall be prorated to, and shall be payable on, or when ascertained after, the date of termination of this Lease. Payments of additional rent for Tax Payments due from Tenant shall be made as and subject to the conditions, hereinafter provided in this Section. If Landlord shall receive a refund or rebate of Real Estate Taxes for any Subsequent Tax Year, Landlord shall pay to Tenant, Tenant's Proportionate Share of such refund and of any interest thereon, after deduction from such refund and interest the reasonable costs and expenses (including experts' and attorneys' fees) of obtaining such refund.

     (c) Landlord with reasonable promptness after receipt of the bill for the Base Tax Year shall supply Tenant with a copy thereof. If the Real Estate Taxes for the Base Tax Year shall thereafter be reduced, Landlord shall notify Tenant with reasonable promptness of the amount of the Real Estate Taxes for the Base Tax Year as so reduced and provide Tenant with written evidence of such reduction issued by the taxing authority. With reasonable promptness after the end of each Subsequent Tax Year, Landlord shall render and deliver to Tenant a copy of the Real Estate Tax bill for such Subsequent Tax Year and a comparative statement showing the amount of the Real Estate Taxes for the Base Tax Year, the amount of Real Estate Taxes for such Subsequent Tax Year and the Tax Payment due from Tenant for such Subsequent Tax Year, indicating thereon in reasonable detail the computation of such Tax Payment. If the comparative statement for a


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Subsequent Tax Year shows a payment due, Tenant shall pay the amount of the Tax
Payment shown on such comparative statement (or the balance or a proportionate installment thereon, if only an installment of such Real Estate Taxes is involved) within thirty (30) days after the rendition and receipt of such comparative statement.

     (d) The following words and phrases, wherever used in this Section 7 shall have the following meanings:

          1. "Base Operating Expense" means the amount of the Operating Expenses for the Base Year (as hereinafter defined).

          2.   "Base Year" means the calendar year 2005.

          3. "Subsequent Year" means the Twelve (12) month period immediately succeeding the Base Year and any further Twelve (12) month period immediately succeeding a Subsequent Year.

          4. "Operating Expenses" means the following expenses of the Landlord attributable to maintenance of the Land and Building, to the extent that they are reasonable and properly incurred for the stated purpose and chargeable against income in accordance with generally accepted accounting principles, and except to the extent that they have been separately charged to the tenants of the Building and excluding capital expenses:

               (i) The wages of persons (other than any head office employees of the Landlord) engaged in the current operation and maintenance of the Land and Building;

               (ii) The cost of common area electric (calculated by subtracting the sum of all monies paid by all tenants of the Building for electricity from the electricity bill for the Building covering the same period of time), water, fuel, supplies, materials, and equipment required for the current operation and maintenance of the Building. Landlord represents that each tenant of the Building is and shall continue to be required to pay for all electricity consumed within its leased premises outside of Operating Expenses.

               (iii) Amounts payable under contracts with contractors reflecting prevailing rates in the subject industry, with contractors for current operation and maintenance to the Building, including without limiting the generality of the foregoing, contracts relating to the elevator, the cleaning of the Building, security of the Building, and all other services to be provided by Landlord pursuant to the terms of this Lease;

               (iv) Amounts payable for insurance premiums for those insurance policies purchased by Landlord as required in this Lease.

"Operating Expenses" shall exclude all of the following:

               (i) Landlord's debt service (principal and interest) of any kind;

               (ii) Any environmental compliance or remediation costs of any kind;

               (iii)  Intentionally Omitted;

               (iv) Any costs, fees or expenses not expressly referred to in this Lease, or otherwise provided to be paid by parties other than Tenant;

               (v) Wages, salaries, fees and fringe benefits paid to administrative or executive personnel or officers or partners of Landlord who are not directly involved in the daily management and operations of the Land;


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               (vi)   All costs, fees and disbursements relating to activities
for the solicitation and execution of leases for space in the Land (including, without limitation, legal fees and brokerage costs);

               (vii) The cost of correcting defects in the construction of the Building or in the building equipment and mechanical systems thereof;

               (viii) The cost of any repair made by Landlord because of the total or partial destruction of the Building or the condemnation of a portion of the Building or Land;

               (ix) The cost of any items for which Landlord is reimbursed by insurance or other parties;

               (x) The cost of any additions or capital improvements to the Building;

               (xi) The cost of any repairs, alterations, additions, replacements, and other items which under generally accepted accounting principles are properly classified as capital expenditures to the extent they upgrade or improve the Building as opposed to the replacement of existing items which have worn out;

               (xii) The cost of any work or service performed for, or facilities furnished to, any tenant of the Building to a greater extent or in a manner more favorable to such tenant than the work or services regularly performed for or furnished to other tenants of the Building;

               (xiii) The cost of alterations to, or the decorating or redecorating of space in the Building leased to other tenants;

               (xiv) The cost of overtime or other expense to Landlord in curing its defaults under this Lease or performing work expressly provided in this Lease to be borne at Landlord's sole expense;

               (xv)   Intentionally Omitted; and

               (xvi) Any costs representing an amount paid to a corporation, entity or person related to Landlord which is in excess of the amount which would be paid in the absence of such relationship.

          5. "Wages" means and includes salaries, medical, surgical and general welfare benefits (including group life insurance), workmen's compensation insurance, uniforms, and amounts contributed by Landlord to pension funds in respect of the employees of Landlord referred to in Paragraph 4, but only to the extent that such salaries, benefits, insurance and/or reasonable contributions are reasonable having regard to corresponding salaries, benefits, insurance and/or contributions paid in connection with the operation of similar office Buildings in Stamford, Connecticut.

          6.  "Tenant's Proportionate Share" shall be deemed to be 34.55%.

     (e) In the event that at any time or from time to time during the Term of this Lease, the amount of Operating Expenses for any Subsequent Year shall be in excess of the Base Operating Expenses, the Tenant shall pay as additional rent a sum equal to Tenant's Proportionate Share of the amount by which the Operating Expenses for such Subsequent Year are greater than the Base Operating Expenses; provided, however, that Tenant shall not be liable for any increases in Operating Expenses which are not fairly allocable to the Term. The Landlord shall furnish to the Tenant as soon as possible after the end of the Base Year and each Subsequent Year but in any event not later than Four (4) months thereafter, a certificate of the Landlord specifying the amount of the Base Operating Expenses and the Operating Expenses for each such year determined as


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herein provided and showing in reasonable detail the nature of and the manner of computing such expenses. Within Thirty (30) days of the receipt of such certificates for each such year in respect of which amounts (said amount being herein called "Excess Operating Payments") are payable by the Tenant hereunder, the Tenant shall reimburse the Landlord all amounts then owing by it in respect of such Excess Operating Payments.

     (e) Landlord's comparative statement for a Tax Payment and Landlord's comparative statement of increase in the Operating Expenses over the Base Year Operating Expenses shall be conclusive and binding upon Tenant unless:

          (i) within Sixty (60) days after receipt of either such comparative statement Tenant shall notify Landlord that it disputes the correctness of the statement, specifying the respects in which the statement is claimed to be incorrect, and;

          (ii) if such dispute shall not have been settled by agreement, Tenant shall submit the dispute to binding arbitration within Sixty (60) days after receipt of such comparative statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay additional rent in accordance with Landlord's comparative statement, and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith reimburse Tenant for any overpayment. Notwithstanding the foregoing, Landlord agrees to make available, upon two (2) business days' notice, its statements, books and records relating to said dispute for audit, inspection and copying by Tenant.

SECTION 8 - UTILITIES:
----------------------

     Together with monthly payments of base rent due hereunder, Tenant shall pay for all electricity used in the portion of the Demised Premises, including electricity used and consumed for lighting, and/or other small business office equipment and machines at the current rate of $1.75 per rentable square foot per Lease Year, which rate has been established based on the electricity rate charged to Landlord by the public utility, Northeast Utilities Company. Tenant shall pay for any rate increase imposed by the public utility during the Term of this Lease. If any additional or large office equipment requiring in excess of 15 amperes is employed by Tenant during the term of this Lease or any extension thereof, the rates and amounts payable by the Tenant each Lease Year shall be established by means of a survey conducted by the public utility at Landlord's expense. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain of incur if the quantity or character of electric service is changed by the public utility or through no fault of Landlord is no longer available or suitable for Tenant's requirements. Tenant's electricity charges shall not exceed the normal and customary electricity charges imposed at comparable first-class office buildings in the Stamford, Connecticut area.

SECTION 9 - USE AND OPERATION OF DEMISED PREMISES:
--------------------------------------------------

     (a) Throughout the Term of this Lease, Tenant may use the Demised Premises for general office purposes and to operate a computer network operations center and any lawful uses reasonably related thereto. Landlord hereby warrants and represents that, to the best of its knowledge, information and belief, applicable zoning and the Building's certificate of occupancy permit the


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foregoing usage at the Demised Premises. Landlord shall not unreasonably withhold, condition or delay its consent to uses at the Demised Premises other than those specified above, provided such other uses are generally in keeping with the standards of the Building and (X) do not (i) injure or damage the Demised Premises or the Property, (ii) cause any offensive odors, noises or visual effects, (iii) constitute a public or private nuisance or menace to any patron, tenant or other persons or their property, (iv) constitute or be reasonably viewed by Landlord or the community at any time and from time to time as vulgar, lewd, lascivious or catering to prurient interests or be in any way detrimental to the reputation of Landlord or its principals, (v) make void or voidable any insurance with respect to the Property and/or the Demised Premises, or which will make it impossible to obtain fire or other insurance at the usual rate for similar structures, (Y) will not cause or be likely to cause structural damage to the Building or any part thereof, and (Z) will not violate any law or regulation of any governmental authority, and are otherwise allowed by applicable law, zoning regulations and the underwriting requirements of Landlord's insurer(s) of the Building and the requirements of any holder of any mortgage encumbering the Land and the Building.

     (b) Tenant agrees to keep and maintain the Demised Premises in the same condition it will be in on the day Tenant takes possession, and to maintain it in accordance with Tenant's obligation pursuant to Section 10(a) hereof, all subject to reasonable wear and tear, loss by fire or other casualty and Landlord's maintenance, repair and replacement obligations.

     (d) Tenant shall not use or install any special equipment without the prior approval of Landlord, which approval shall not be unreasonably withheld.

     (e) Tenant shall not act or carry on any practice which may injure the Demised Premises or the Building in which the same are located, cause any offensive odors or loud noises, or constitute a public nuisance or menace to any other tenant or other persons.

     (e) Landlord reserves the right to adopt reasonable and uniform rules and regulations for the operation of the Building and common areas so that the same shall be operated efficiently and in accordance with other provisions of this Lease. Tenant agrees to abide by, and require its employees to abide by, said rules and regulations.

          1. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other Lease, as against any other tenant unless Tenant has given Landlord notice of a material and repeated violation of same which is interfering with Tenant's enjoyment of the Demised Premises, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licenses.

          2. If any governmental license or permit regulating or related to Tenant's business other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, then Tenant, at its expense, shall duly procure and thereafter, maintain such license or permit and submit same to inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit, but in no event shall failure to procure and maintain same by Tenant affect Tenant's obligations hereunder. Except as immediately set forth above, Landlord, at its sole cost and expense, shall comply with all applicable laws, codes, statutes, ordinances, rules and regulations relating to the Demised Premises, the Building and the Land, including, without limitation,


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building, health, disability and fire code requirements.

SECTION 10 - REPAIRS:
---------------------

     (a) Tenant, at its expense, shall take good care of and repair the interior of the Demised Premises and fixtures and appurtenances located therein and replace all light bulbs. Landlord, at its expense, shall take care of, and keep in repair and good order and condition, all exterior and structural portions (including the foundations, walls roofs, windows and structural portions of the ceiling and floors) and all light fixtures. All such repairs and maintenance shall be performed promptly and in a substantial and workmanlike manner. All damage or injury to the Demised Premises and to its fixtures, appurtenances and equipment caused by Tenant moving property in or out of the Building or by installation or removal of furniture, fixtures or other property, or from any other cause of any other kind or nature whatsoever due to the neglect, improper conduct of, or other cause by Tenant, its servants, or employees, shall be repaired, restored or replaced by Landlord at Tenant's sole cost and expense (except for loss or damage or other insured against risks contained in fire insurance policies with standard extended coverage, whether or not said insurance is actually purchased.) Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which such floor was designed to carry.

     (b) During the progress of any work in the Demised Premises performed by the Landlord pursuant to the provisions hereof, Landlord may keep and store therein all necessary materials, tools, supplies, and equipment. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any subtenant by reason of making such repairs or performance of any such work, or on account of bringing materials, tools, supplies and equipment into the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not be affected thereby, provided that the Landlord uses efforts reasonable under the circumstances to minimize to the extent practical any resulting inconvenience, annoyance, disturbance, loss of business or other damage to Tenant or any subtenant by reason of making such repairs or the performance of any such work or of any of the matters referred to above.

     (c) Any mechanic's liens resulting from work done for, or materials furnished for, Tenant shall be discharged by Tenant within Thirty (30) days after Tenant receives notice of any such lien at Tenant's expense.

SECTION 11 - FIRE PROTECTION:
-----------------------------

     (a) Landlord agrees that it will keep the Building and other improvements on the Land insured against loss or damage against the risks contained in fire insurance policies with standard extended coverage including, vandalism and malicious mischief and so-called "All Risk." Such insurance shall be maintained in an amount equal to the full replacement value thereof and shall be sufficient to prevent any co-insurance provisions from becoming effective. Landlord further agrees to insure the Building for comprehensive General Liability Insurance in such amounts held by reasonably prudent commercial landlords of comparable first-class office properties in the Stamford, Connecticut, area.

     (b) Tenant shall not do or permit to be done any act or thing upon the Demised Premises which will invalidate or be in conflict with the fire insurance policies covering the Building of which the Demised Premises form a part. Tenant at its sole expense shall comply with all rules, orders and regulations of the Board of Fire Underwriters, or any other similar body with regard to its activities within the Demised Premises, except that this shall not require the Tenant to make any structural changes that may be required thereby that are generally applicable to the Building as a whole. The Landlord agrees that it will notify the Tenant of any act or thing upon the Demised Premises which will invalidate or be in conflict with said fire insurance policies, or with the rules, orders and regulations of the Board of Fire Underwriters.

     (c) Tenant shall not use the Demised Premises in any manner which shall cause an increase in the rate of fire insurance for the Building of which the Demised Premises are a part or on property located therein. If by reason of the failure of Tenant to comply with provisions of this Section the fire insurance rates are increased, Tenant shall reimburse Landlord for all such increased costs.

SECTION 12 - DESTRUCTION OR DAMAGE:
-----------------------------------

     (a) If the Demised Premises and/or access thereto shall be partially or totally damaged or destroyed by fire, by casualties, by the elements or Acts of God, Landlord shall, subject to its rights under Paragraph (c) hereof, repair the damage and restore and rebuild the Demised Premises and/or access thereto as nearly as may be reasonably practical to its condition and character immediately prior to such damage or destruction, with reasonable diligence after notice to it of the damage or destruction.

     (b) If the Demised Premises and/or access thereto shall be partially or totally damaged or destroyed by fire, by casualties, by the elements, or Acts of God, not attributable to the fault, negligence or misuse of the Demised Premises by the Tenant, its agents or employees under the provisions of this Lease, the rents and other charges payable hereunder shall be abated to the extent that the Demised Premises shall have been rendered untenantable from the date of such damage until the Demised Premises shall be substantially restored and rendered tenantable for Tenant's business operations. Should Tenant reoccupy a portion of the Demised Premises during the period that the repair, restoration or rebuilding is in progress and prior to the date that the same are made completely tenantable, rents allocable to such portion shall be payable by Tenant from the date of such occupancy to the date the Demised Premises are made tenantable.

     (c) In the case of substantial (i.e., 33% percent or more) or total damage or destruction of the rentable area of the Demised Premises or access thereto, Landlord shall, within Thirty (30) days of such damage or destruction, notify Tenant, in writing, as to whether or not such damage or destruction can reasonably be renovated or reconstructed within 135 days from the date of said written notice. If, in Landlord's or Tenant's reasonable judgment, the damage or destruction cannot be renovated or reconstructed within said 135 day period, then either Tenant or Landlord may, at its option, terminate this Lease and the term and estate hereby granted, by notifying the other party, in writing, of such termination within Twenty (20) days after the date of Landlord's notice, in which case Landlord shall immediately return any prepaid rent and Security Deposit.

     (d) If Landlord's notice states that the damage can reasonably be renovated or reconstructed within 135 days from the date of said notice, then Landlord shall promptly proceed with all due diligence to restore and rebuild the Demised Premises; and this Lease shall continue in full force and effect and rent shall abate pursuant to Paragraph (b). In the event that the Demised Premises are not fully repaired and restored within said 135-day period, and the Landlord has proceeded with all due diligence but has been delayed by adjustment of insurance, labor trouble, governmental controls, Acts of God, or any other cause beyond Landlord's control, then the time for Landlord to complete said reconstruction and repair shall be extended by such additional time as equals the aggregate period the Landlord has been delayed; but if such delay shall exceed an additional thirty (30) days each party shall have the option to terminate this Lease by notifying the other part in writing of such termination within Twenty (20) days after the date of such notice, in which case Landlord shall immediately return any prepaid rent and Security Deposit.

     (e) If at any time prior to Landlord giving Tenant such notice of termination pursuant to Paragraph (c) above or commencing the repair and restoration pursuant to Paragraph (a), the holder of a superior mortgage or any person claiming under or through the holder of such superior mortgage takes possession of the Building through foreclosure or otherwise, such holder or person shall have a further period of Sixty (60) days from the date of so taking possession to terminate this Lease by appropriate notice to Tenant. In the event that such a notice of termination shall be given pursuant to Paragraph (c), this Lease and Term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the date set forth as the expiration of the Term of this Lease and the fixed and additional rent due and to become due hereunder shall be apportioned as of such date if not earlier abated pursuant to Paragraph (b).

     (f) During the period of repair and restoration of the Demised Premises, Landlord shall use its best efforts to assist Tenant in securing alternate office space.

     (g) No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Section unless due to Landlord's neglect. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy.

     (h) Landlord will not carry insurance of any kind on Tenant's property, and, except as provided by law or its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same.

     (i) The provisions of this section shall be considered an express agreement governing any case of damage or destruction of the Demised Premises by fire, by casualties, by the elements or Acts of God.

     (j) Notwithstanding any of the foregoing provisions of this section, if Landlord or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises, or the Building by fire or other cause, by reason of some action or inaction on the part of Tenant, or any of its employees, agents, or contractors, then, without prejudice to any other remedies which may be available against Tenant, the abatement of Tenant's rents provided for in this section shall not be effective to the extent of the uncollected insurance proceeds.

     (k) Landlord and Tenant hereby waive all rights to recover against each other for any loss or damage arising from any cost covered by any casualty insurance required under this Lease, or otherwise actually carried by each of them. Landlord and Tenant will cause their respective insurers to issue appropriate waiver of subrogation right endorsements to all policies and insurance carried in connection with the Demised Premises or the contents of either of them. Landlord and Tenant hereby agree to look first to the proceeds of their respective insurance policies before proceeding against each other in connection with any claim relating to any matter covered by this Lease.

SECTION 13 - COVENANT TO HOLD HARMLESS:
---------------------------------------

     (a) Tenant shall save Landlord harmless and shall indemnify Landlord from and against all injuries, liability, expense (including reasonable attorney's fees) claim or damage to any person or property to the extent arising from the negligence of the Tenant, its agents, servants or employees. Tenant shall maintain with respect to the Demised Premises public liability insurance with limits of no less than $1,000,000 Bodily Injury Liability and/or Property Damage Liability, per occurrence, in companies licensed to do business in the State of Connecticut and reasonably acceptable to Landlord. Said insurance shall name Landlord as an "additional insured/landlord" and name Tenant as insured. Tenant shall deposit with Landlord evidence of said insurance in a format acceptable to the Landlord at or prior to the commencement of the Term, and thereafter within Ten (10) days prior to the expiration of such policies.

     (b) Landlord shall save Tenant harmless and shall indemnify Tenant from and against all injuries, liability, expense (including reasonable attorney's fees) claim or damage to any person or property to the extent arising from arising from the negligence of Landlord, its agents, servants or employees.

SECTION 14 - PROPERTY LOSS OR DAMAGE:
-------------------------------------

     Landlord shall not be liable for any injury or damage to persons or property or for any denial of access to the Demised Premises (and any consequences therefrom) resulting from actual or purported acts of terrorism or war, fire, explosion, falling plaster, steam, water, rain, or snow or leaks from any part of the Building or from the pipes, appliances, or plumbing works or by dampness or by any other cause of whatever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees.

SECTION 15 - SERVICES:
----------------------

     (a) As long as Tenant is not in default under any of the covenants of this Lease, Landlord shall:

          1. Provide necessary elevator facilities on business days, business days being Monday through Friday.

          2. Furnish adequate heat to the Demised Premises, when and as required by law, on business days from 8:00 A.M. to 8:00 P.M. whenever necessary during the period from October 15th to May 15th in each year.

          3. Furnish adequate air conditioning to the Demised Premises on all business days during the hours of 8:00 A.M. to 8:00 P.M. whenever necessary during the period from May 15th to October 15th in each year.

     (b) Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be obligated to provide services of any kind to the Tenant, except Monday through Friday of each week, between the hours of 8:00 A.M. and 8:00 P.M. Any such services provided by the Landlord beyond said hours shall be charged to the Tenant at the rate of Fifty ($50.00) Dollars per hour, proportionately reduced to reflect any simultaneous usage of other tenants. In addition, the rates for such overtime usage shall not exceed the normal and customary rates charged at comparable first-class office buildings in the Stamford, Connecticut, area.

     (c) Landlord reserves the right upon reasonable notice to stop service of the heating, air conditioning, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements of improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed.

     (d) Landlord shall supply water for ordinary lavatory, kitchen area and drinking purposes. If Tenant uses for any purpose additional water, Landlord reserves the right to install a water meter and thereby measure Tenant's water consumption. In that event, Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay as additional rent for water consumed as shown on said meter, as and when bills are rendered by Tenant by Landlord, at rates fixed by water supplier.

     (e) Tenant shall have access and use of the Demised Premises and the phone cabinets located on the first and third floors of the Building twenty-four (24) hours per day, seven (7) days per week, at no extra charge.

     (f) Landlord hereby warrants and represents that the HVAC system serving the Demised Premises shall be in good working order and condition on the Commencement Date, and shall, throughout the Term, provide levels of ventilation, humidity, heating and cooling which are appropriate for executive office occupancies in a first-class building. Except for damage caused by Tenant's negligence or misuse, Landlord shall be responsible for maintenance, repairs, replacements and additions to said HVAC system during the Term, said maintenance to include periodic testing and cleaning of the ductwork as is reasonably necessary to avoid unsafe or unhealthy interior air conditions.

     (g) Landlord hereby warrants and represents that the electrical capacity for the Building is sufficient for normal and customary general office usage, including, without limitation, the use of a telephone and paging system, facsimile equipment, photocopy machines, desk-top computers, word processors, utility kitchen equipment, and other customary office machines and equipment.

     (h) Landlord hereby warrants and represents, that it has no knowledge, of any materials or substances (collectively, "Substances") in or about the Demised Premises, the Building or the Land, which are environmentally hazardous or harmful, or which violate applicable laws, codes, statutes, ordinances, guidelines, rules and regulations. Said Substances include, without limitation, asbestos, radon, PCB's or petroleum products. Landlord shall have sole liability for, and Tenant shall have no liability for, any and all Substances (and any related equipment such as, but not limited to, underground storage tanks) not created or deposited by Tenant.

SECTION 16 - DEFAULT:
---------------------

     (a)  Landlord may, at its option, terminate this Lease

          (i) if rent or additional rent is not paid when due and such non-payment continues for five (5) days following Landlord's notice of such non-payment; or

          (ii) if Tenant shall have failed to cure a default in the performance of any covenant of this Lease (except the payment of rent) or any rule or regulation hereunder within Thirty (30) days, after written notice from Landlord of such default, or, in the case where such default cannot be cured within Thirty (30) days the Tenant shall have failed to commence in good faith to cure such default; or

          (iii) if Tenant shall file in bankruptcy or be adjudicated a bankrupt, make a general assignment for the benefit or creditors, or be declared insolvent and fail to cure the foregoing within Sixty (60) days; or

          (iv) if a receiver or trustee is appointed for any portion of Tenant's property and such appointment is not vacated within Sixty (60) days; or

          (v) if an execution or attachment shall be issued under which the Demised Premises shall be taken or occupied by anyone other than Tenant; or

          (vi) if the Demised Premises are used for some purpose other than the use authorized by this Lease; or

          (vii) if this Lease is mortgaged or assigned without the written consent of Landlord; or

          (viii) if any portion of the Demised Premises is sublet other than in accordance with the provisions of Section 20 hereof; or

          (ix) if the Demised Premises become or remain vacant or deserted for a period of thirty (30) days.

     (b) At the expiration of the applicable notice and cure period, this Lease shall terminate as completely as if that were the date originally fixed for the expiration of the term of this Lease; but Tenant shall remain liable as hereinafter provided. Landlord may recover such possession in the manner prescribed by the statute relating to summary process. The Tenant hereby expressly waives and will waive all right to trial by jury in summary proceedings hereafter instituted by the Landlord against Tenant in respect of the Demised Premises or in any action brought to recover rent or damages hereunder.

SECTION 17 - REMEDIES OF LANDLORD:
----------------------------------

     (a) In case of any such default under the provisions of the Section of this Lease entitled "Default", and the dispossession of the Tenant by summary process or otherwise:

          (i) the rent shall become due thereupon and be paid up to the time of such default, together with such commercially reasonable expenses as Landlord may incur for legal expenses, reasonable attorneys' fees, brokerage and/or putting the Demised Premises in good order or for preparing the same for rerental. At Landlord's option, Landlord may apply any security deposit provided under this Lease to any such delinquent rent, and Tenant shall replenish the portion of the security deposit so applied immediately upon demand therefore; any such required replenishment shall constitute additional rent.;

          (ii) Landlord may relet the Demised Premises or any part or parts thereof as Tenant's agent in the name of Landlord, or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant commercially reasonable free concessions or free rent; and/or

          (iii) Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of this Lease of Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. In computing such liquidated damages there shall be added to said deficiency such reasonable expenses as Landlord may incur in connection with reletting, such as legal expenses, reasonable attorneys' fees, brokerage and for keeping the Demised Premises in good order or for preparing the same for reletting. Any such liquidated damages shall be due and payable on the basis of the rent which had become due and payable for the month prior to the default, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord at Landlord's option may make such alterations, repairs, replacements and/or decorations in the Demised Premises as Landlord in Landlord's sole commercially reasonable judgment considers advisable and necessary for the purpose of reletting the Demised Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall have a duty to reasonably mitigate its damages following any Tenant default.

     (b) In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right to seek an injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary process and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy in law or in equity.

     (c) If Tenant shall default in the observance or performance of any term or covenant of this Lease, Landlord may immediately or at any time thereafter upon reasonable notice perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money including, but not limited to, reasonable attorneys' fees, instituting, prosecuting or defending any action or proceeding, such sums paid or obligation incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within Five (5) days of rendition of any bill or statement to Tenant.

     (d) If such termination and/or reentry is the result of Tenant's bankruptcy, insolvency or judicial reorganization, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or court order shall be entitled to possession or to remain in possession and Landlord, in addition to any other remedies or rule or law may retain as liquidated damages any rent, security deposit or monies received by it from Tenant or others on behalf of Tenant and may recover as liquidated damages hereunder an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the Demised Premises for the same period discounted at the rate of four (4%) percent per annum. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule or law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater equal to, or less than the amount of the difference referred to above.

     (e) If Tenant abandons or vacates the Demised Premises in violation of this Lease, any property left in the Demised Premises by Tenant shall be deemed to have been abandoned by Tenant, and Landlord shall have the right to retain or dispose of such property in any manner and without any obligation to account therefor to Tenant.

SECTION 18 - EMINENT DOMAIN:
----------------------------

     (a) If the whole or any substantial part of the Demised Premises or access thereto shall be taken, acquired or purchased by or through condemnation proceedings or any right of eminent domain or any other authority of law, the term of this Lease shall end as of the effective date of such taking. In addition, if any such condemnation or taking renders the Demised Premises untenantable for Tenant's business, Tenant shall have the right to terminate this Lease upon written notice to Landlord. Rent shall be apportioned as of the date of such termination. In the event the property taken, acquired or purchased by or through such condemnation proceedings consist only of land constituting parking spaces, accessways or driveways, the Term of this Lease shall not end if the Landlord can arrange reasonably similar substitute facilities within a reasonable time. In the event of any condemnation in which this Lease is not terminated, all rent shall be proportionately abated to reflect the rentable area of the Demised Premises remaining tenantable after such taking, and Landlord, at its sole cost and expense, shall promptly repair and restore the areas of the Demised Premises which are not affected by such taking to the extent practicable and necessary under the circumstances to render such unaffected area tenantable.

     (b) Landlord reserves to itself all rights to damages or compensation accruing on account of any such taking of the real property as aforesaid, or by reason of any act of any public or quasi-public authority for which damages are payable. Nothing herein contained, however, shall deprive Tenant of its right to claim and recover, in any taking or other proceedings against the condemning authority, for its loss or damage to its fixtures or any improvements paid for by Tenant which have not become part of the realty or for the cost of relocating from the Demised Premises and all other losses and costs (including loss of business) incident to or in consequence of the closing or rebuilding of the

Demised Premises or the removal therefrom or rearrangement thereof, provided, however, that no provisions herein allowing Tenant to make a claim for a separate award shall in any way diminish the award to Landlord for the full value of the Demised Premises and the Land and Building of which they are a part, without deduction therefrom of any value which may be attributable to Tenant's leasehold estate under this lease.

SECTION 19 - SUBORDINATION: ESTOPPEL CERTIFICATE:
-------------------------------------------------

     (a) This Lease is subject and subordinate to all mortgages and trust indentures which may now or hereafter affect the real property of which the Demised Premises form a part, and to all modifications, consolidations, replacements, renewals, and extensions thereof. This clause shall be self-operative, and no further instrument of subordination shall be required by any such mortgagee. In confirmation of such subordination, Tenant shall execute promptly and deliver to Landlord any instrument that may be requested.

     (b) In the event that someone other than Landlord comes into ownership or possession of the Demised Premises, this Lease shall be valid and continue in full force and effect and shall not be terminated. Tenant shall be deemed to have attorned, and shall attorn, to the holder of any mortgage acquiring title by virtue of a conveyance or through foreclosure proceedings, and such attornment shall not be terminated by reason of any foreclosure under such mortgage or any similar action pursuant to which such holder succeeds to the interest of Landlord. Tenant agrees to execute such further evidences of attornment as the holder of any such mortgage may from time to time reasonably request. Landlord agrees to use its best efforts to obtain from the holder of any mortgage placed or to be placed upon the Demised Premises, an agreement in recordable form containing a covenant that so long as Tenant is not in default under the terms of this Lease, Tenant's leasehold estate under this Lease shall not be terminated or disturbed by such holder, subsequent to a default by Landlord under such mortgage, or foreclosure under such mortgage or any similar action pursuant to which such holder succeeds to the interest of Landlord. Notwithstanding anything to the contrary contained in this Lease, Tenant's subordination and attornment to any future mortgages, ground leases or encumbrances shall be conditioned upon the Landlord using its commercially reasonable efforts to obtain and deliver to Tenant a reasonable and binding nondisturbance agreements protecting Tenant's tenancy as long as Tenant is not in default of its obligations under this Lease. In addition, Landlord shall use its commercially reasonable efforts to obtain such nondisturbance agreement(s) from any and all current mortgagees or ground lessors and provide same to Tenant within sixty (60) days of the date of this Lease.

     (c) At the option of the Landlord or any successor Landlord or the holder of any mortgage affecting the Demised Premises, Tenant agrees that neither the foreclosure of a mortgage affecting the Demised Premises, nor the institution of any suit, action, summary or other proceeding against the Landlord herein or any successor Landlord, nor any foreclosure proceeding brought by the holder or any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and upon request of any such Landlord, successor Landlord or the holder of such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such successor Landlord or to any successor to the Landlord's interest in the Demised Premises, or to the holder of such mortgage or to the purchaser of the mortgaged Demised Premises in foreclosure whereby Tenant attorns to such successor in interest.

     (d) In the event of any act or omission by the Landlord which would give the Tenant the right to terminate this Lease or to claim a partial or total eviction, pursuant to the terms of this Lease, if any, the Tenant will not exercise any such right until:

          1. It has given written notice of such act or omission to the holder of any mortgage covering the Building whose name and address shall previously have been furnished to Tenant, by delivering such notice of such act or omission to such holder at the last address so furnished; and

          2. A reasonable period not to exceed Forty-five (45) days for remedying such act or omission shall have elapsed following such giving of notice during which such parties or any or them, with reasonable diligence following the giving of such notice, has not commenced and continued to remedy such act or omission or to cause the same to be remedied.

     (e) If, in connection with obtaining financing for the Land and/or Building, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or unreasonably adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises.

     (f) Tenant agrees, at any time, and from time to time, upon not less than Ten (10) business days prior notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing addressed to Landlord certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified and stating the modifications) stating the dates to which the fixed minimum rent, additional rental and other charges have been paid, and stating whether or not, to the best knowledge of the signer of such certificate there exists any default in the performance of any covenant, agreement, term, provision, or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord and by any mortgagee or prospective mortgagee of any mortgage affecting the Building or the Building and the Land.

SECTION 20 - ASSIGNMENT AND SUBLETTING:
---------------------------------------

     Provided the terms and conditions set forth in clauses (a) through (e) below have been met and Tenant notifies Landlord in writing of its intention to do so at least ten (10) days prior to the date in question Tenant shall have the right without obtaining Landlord's consent, to assign this Lease or sublet all or part of the Demised Premises to any affiliate, parent, subsidiary, divisional entity, partner, joint venture entity or related business entity of Tenant, or to any entity arising by virtue of merger, consolidation or other business combination with Tenant or Tenant's parent entity, or to any purchaser of all or substantially all of Tenant's stock or assets, or to any entity under the ownership or control of Tenant's parent entity or holding entity (individually, a "Related Entity" and collectively, "Related Entities"). During the term of this Lease, or any renewal thereof, the Tenant may not assign or sublet all or a portion of the Demised Premises to any parties not constituting a Related Entity without the express written consent of the Landlord, which consent shall not be unreasonably withheld or delayed and upon the further express terms and conditions:

     (a) That the Tenant shall not be in material default of any provision of this Lease;

     (b) That the Tenant shall demonstrate to the reasonable satisfaction of the Landlord:

          (i) The office use by the proposed lessee of the Demised Premises shall be similar to that of the Tenant.

          (ii) The use by the proposed lessee shall not be substantially more intense (by virtue of density of occupancy, applicable fire codes, hours of use, or otherwise) than that of the Tenant;

     (c) That the Tenant shall remain fully liable under the terms of this Lease; and

     (d) That the Tenant shall pay over to the Landlord and the Landlord shall be entitled to receive Fifty Percent (50%) of all rentals, escalations and payments due and payable to Tenant from the proposed lessee/assignee in connection with the sublease (or assignment of the Lease) of the Demised Premises which are in excess of the rentals, escalations and payments paid by the Tenant under this Lease and after Tenant deducts its reasonable brokerage, advertising and attorneys' fees, as well as any fit-up expenditures and free rent concessions.

     (e) That in the case of an assignment of this Lease (which assignment shall not release Tenant of its obligations under this Lease), Tenant shall have delivered a written assumption by the assignee of the obligations of Tenant under this Lease.

For purposes hereof, Landlord shall grant or withhold its consent in writing (with specific reasons for withholding its consent), within thirty (30) days after receiving Tenant's request therefor. Landlord's failure to so respond within said thirty (30) day period shall be deemed a consent to said proposed assignment or sublease. Upon any permitted sublease, Landlord, upon Tenant's request and at Tenant's sole cost and expense, agrees to enter into a reasonable nondisturbance agreement with any such subtenant.

SECTION 21 - SECURITY DEPOSIT:
------------------------------

     The Landlord hereby acknowledges receipt from the Tenant of the sum of Seventy Nine Thousand One Hundred Fifty Eight and 33/100 (79,158.33 Dollars to be held by Landlord as security for the faithful performance by the Tenant of all terms, conditions and provisions of this Lease, which sum (subject to the provisions hereinafter set forth) shall be promptly returned by the Landlord to the Tenant after the termination of this Lease, provided the Tenant shall faithfully perform the terms and conditions hereof. The rights provided hereunder are in addition to such other rights that the Landlord may have. In the event of the sale of the Demised Premises by the Landlord, it shall assign the deposit referred to herein (the "Security Deposit") to the purchaser and provide written notice to Tenant. Unless otherwise provided in this Lease or otherwise elected by Landlord in Landlord's sole discretion, the Security Deposit referred to herein shall not, under any circumstances, be used or applied toward any rent or other payment required to be made by the Tenant under the terms of this Lease.

SECTION 22 - INABILITY TO PERFORM:
----------------------------------

     (a) Except as hereinafter otherwise provided, if Landlord is prevented or delayed in performing or complying with any of the covenants or provisions hereunder on the part of the Landlord to be performed or complied with, or if Landlord is unable to fulfill any of its obligations under this Lease or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, by reason of actual or purported acts of terrorism or by reason of strike or labor troubles, including, but not limited to, governmental preemption in connection with a National Emergency or by reason of a change subsequent to the date of this Lease, in any rule, order, or regulation of any department or subdivision thereof or any government agency or by reason of the conditions of supply and demand which have been or are affected by way of other emergency, this Lease and the obligations of Tenant to pay rent or additional rent hereunder and perform and comply with all of the other covenants and agreements hereunder on the part of the Tenant to be performed and complied with shall in no wise be affected, impaired, or excused, because of Landlord's delay or failure to perform or comply with any of the covenants or provisions hereunder on the part of the Landlord to be performed or complied with, nor because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying, any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alternations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures.

     (b) Should any Landlord-provided services (including the utilities described in Section 8 above) be interrupted or terminated for any of the foregoing reasons or as a result of Landlord's negligence (a "Service Interruption") and such Service Interruption continues for a period of three (3) or more consecutive business days after Tenant delivers written notice to Landlord of such Service Interruption, then all rent shall abate as to those portions of the Demised Premises rendered untenantable from and including the first (1st) business day after Landlord's receipt of such written notice from Tenant and such abatement shall continue until such service is restored. In addition to the foregoing, if a Service Interruption occurs and continues for a period in excess of thirty (30) consecutive days, Tenant, at its option, shall be entitled to terminate this Lease by providing Landlord written notice of such termination.

SECTION 23 - NO BROKERS:
------------------------

     Tenant represents and warrants that no brokers interested Tenant in the Demised Premises. Tenant shall indemnify and hold the Landlord harmless from the claim of any real estate broker or salesman claiming to have interested the Tenant in or having been responsible for Tenant's execution of this Lease; but Tenant shall not be responsible for any claim arising solely out of any exclusive listing given by Landlord. Landlord hereby warrants and represents that it has dealt with no brokers or agents in connection with this Lease, and shall indemnify and hold Tenant harmless from and against all losses, liabilities, claims, damages and expenses (including, without limitation, reasonable attorneys' fees) arising out of Landlord's breach of said representation.

SECTION 24 - SUCCESSORS AND ASSIGNS:
------------------------------------

     (a) The covenants, conditions and agreements contained in this Lease shall bind and enure to the benefit of the parties hereto and their respective heirs, legal representative, successors and, except as otherwise provided herein, their assigns. The term "Landlord" wherever used in this Lease shall be limited to mean and include only the owner or owners at the time in question of the Building to whom this Lease may be assigned, or a mortgagee in possession, so that in the event of any sale, assignment or transfer of the Building, any prior owner or mortgagee in possession shall thereupon be released and discharged from all covenants, conditions and agreements accruing on and after such sale, assignment or transfer and this Lease shall be binding upon each new owner or mortgagee in possession for the time being of the Building, until sold, assigned or transferred.

     (b) Tenant shall look solely to the estate and interest of Landlord, its successors and assigns, in the Land and Building (or the proceeds thereof, including, without limitation, any sales, rental and insurance proceeds) for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord, hereunder, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Demised Premises.

SECTION 25 - MAINTENANCE SERVICE
--------------------------------

     Landlord shall, during the term of this Lease, perform the services as set forth in Exhibit "C" attached hereto.

SECTION 26 - CHANGES IN BUILDING
--------------------------------

     Landlord reserves the right at any time without incurring any liability to Tenant therefor to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls passages, elevators and stairways thereof, as it may deem necessary or desirable; provided that no unreasonable interference with the use of the Demised Premises or in the services furnished to the Demised Premises, and no reduction in the area of the Demised Premises shall occur as a result of the exercise of such right.

SECTION 27 - NOTICES:
---------------------

     All notices and demands which are required to or are permitted by the terms of this Lease shall be given in writing, whether herein specified or not, and shall be sent by hand or by United States registered or certified mail, postage prepaid, addressed to the parties as follows:

To or for the Landlord:

1200 High Ridge Company, LLC
700 Canal Street
Stamford, CT 06902
Attn: Dennis Orgera, Properties Manager

To or for the Tenant:

MTM Technologies, Inc.
850 Canal Street
Stamford, CT 06902
Attn: Frank J. Alfano, CEO

With a copy to:

MTM Technologies, Inc.
850 Canal Street
Stamford, CT 06902
Attn: John F. Kohler, SVP and General Counsel

SECTION 28 - NO WAIVER: ENTIRE AGREEMENT:
-----------------------------------------

     (a) The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or any of the Rules and Regulations adopted by Landlord shall not prevent a subsequent act, which would originally have constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to be a waiver of such breach by Landlord, unless such waiver is in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check, or letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept the check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     (b) This Lease contains the entire agreement between Landlord and Tenant and any agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or the effecting of the abandonment is sought.

     (c) If any term or provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and the balance of the terms and provisions of this Lease shall be valid and enforceable to the fullest extent, either hereunder or as permitted by the law.

SECTION 29 - GOVERNING LAW:
---------------------------

     This Lease and the rights and obligations of the parties shall be construed under and governed by the laws of the State of Connecticut.

SECTION 30 - CAPTIONS:
----------------------

     The captions herein are inserted only for convenience and are in no way to be construed as part of this Lease or as a limitation of the scope of any provisions of this Lease.

SECTION 31 - OPTION TO RENEW:
-----------------------------

     Tenant shall have the option to renew this Lease on the same terms and conditions as herein provided, for two further periods of five (5) years each (each, a "Renewal Term"), the first commencing on the sixth anniversary of the Commencement Date, and the second commencing on the eleventh anniversary of the Commencement Date provided that the annual rental for each such Renewal Term shall be adjusted to reflect 90% of the then fair market value of similar office space in the general area.

     (a) Tenant shall not, at the time of exercising this option for either Renewal term, be in default of this Lease, and

     (b) Prior to the expiration of this Lease or the preceding Renewal Term, as the case may be, Tenant shall have given not less than three (3) months written notice to the Landlord of its intention to exercise this option.

SECTION 32 - RIGHT OF FIRST REFUSAL FOR ADDITIONAL SPACE:
---------------------------------------------------------

     (a) Provided Tenant is not in default under this Lease (either at the time of Tenant's election or immediately prior to the subsequent time of actual occupancy), and subject to any rights of first refusal or similar expansion options which may exist in any existing leases for space in the Building, Tenant shall have the continuous right of first option to lease any space in the Building (collectively and severally, the "Section 32 Additional Space") which may become available during the original five (5) year term of this Lease, upon the specific terms and conditions set forth in this Section. The annual rental for any such Section 32 Additional Space for which Tenant exercises its rights pursuant to this subparagraph shall be the then "fair market rental value" of the Section 32 Additional Space at the time of exercise. Tenant shall have ten
(10) business days from the date Tenant receives notice from Landlord of the availability of any such Section 32 Additional Space to notify Landlord in writing of Tenant's intention to add such space to this Lease. Tenant is under no obligation to elect to add to this Lease all Section 32 Additional Space which may become available.

     (b) Tenant acknowledges that the rights afforded Tenant under this Section are valuable, and that in reliance of any exercise by Tenant of such rights Landlord will have foregone the opportunity to market any such Section 32 Additional Space to third parties at a point in time which will in many cases be prior to the time such space actually becomes vacant. Accordingly, Tenant acknowledges that any such notification or exercise by Tenant shall be binding upon Tenant, and that Tenant shall be bound to Landlord for the lease of such
Section 32 Additional Space at the appropriate rental and appropriate term as if a formal amendment to this Lease had been executed between the parties. Following its receipt of any such notice or exercise, Landlord will cause a suitable amendment of this Lease to be prepared to more formally reflect the agreement of the parties, but the failure of Tenant to execute any such amendment shall not absolve Tenant of its obligations as reflected in the related notice or exercise, which for all intents and purposes shall be deemed an amendment to this Lease without the need for any acknowledgment of the same by Landlord.

     (c) The length of the term for any Section 32 Additional Space added to this Lease pursuant to this Section shall be equal to the then unexpired portion of the initial Term of this Lease remaining at the time any Section 32 Additional Space is added, excluding any previously or subsequently exercised renewal terms. The commencement date of the term for any Section 32 Additional Space shall be the earlier of (x) the date any such Section 32 Additional Space is made available to Tenant for occupancy, if Tenant elected to add any such space in its "as-is" condition, or (y) the date any such Section 32 Additional Space is made available to Tenant for occupancy following procurement of any certificate of occupancy required as a result of any fit-up work requested by Tenant; provided however, if the issuance of the certificate of occupancy is delayed as a result of any action or inaction on the part of Tenant, including without limitation, Tenant's failure to provide or approve plans for the improvements in a commercially reasonable manner and time frame (a "Tenant Delay"), then the term shall commence on the date on which Landlord would have reasonably anticipated the certificate of occupancy to have been issued but for the Tenant Delay.

SECTION 33 - MISCELLANEOUS:
---------------------------

     (a) In each case in which a party's approval or consent is expressly required under this Lease, such party shall not unreasonably withhold, condition or delay such approval or consent unless the context clearly states otherwise.

     (b) Upon Tenant's request, Landlord shall promptly execute and deliver a statutory Notice of Lease or short form memorandum of Lease for recording in the appropriate Land Records.

     (c) Following the execution of this Lease and the simultaneous delivery to Landlord of the security deposit and proof of insurance required to be tendered to Landlord under this Lease, Tenant shall be given access to the Demised Premises prior to Commencement Date for the purpose of installation of Tenant's wiring as provided in the Landlord's Work Letter attached hereto.

            END OF TEXT OFLEASE. THE NEXT PAGE IS THE SIGNATURE PAGE.

     IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease as of the day and year first above written.


                                           1200 HIGH RIDGE COMPANY, LLC


________________________________           By: /s/ Werner-Valeur Jense
      (AS TO LANDLORD)                         --------------------------------
                                               Werner-Valeur Jensen, Manager



                                           MTM TECHNOLOGIES, INC.


________________________________           By: /s/ Francis J. Alfano
       (AS TO TENANT)                          --------------------------------
                                               Francis J. Alfano,
                                               Chief Executive Officer

                                TABLE OF CONTENTS
                                -----------------

Section:
--------

1.  Demised Premises
2.  Parking
3.  Term of Lease
4.  Rent
5.  Covenants
6.  Fit-Up and Alterations
7.  Additional Rent; Escalations
8.  Utilities
9.  Use and Operation of Premises
10. Repairs
11. Fire Protection
12. Destruction or Damage
13. Covenant to Hold Harmless
14. Property Loss or Damage
15. Services
16. Default
17. Remedies of Landlord
18. Eminent Domain
19. Subordination: Estoppel Certificate
20. Assignment and Subletting
21. Security Deposit
22. Inability to Perform
23. No Brokers
24. Successors and Assigns
25. Maintenance
26. Charges in Building
27. Notices
28. No Waiver: Entire Agreement
29. Governing Law
30. Captions
31. Option to Renew
32. Right of First Refusal for Additional Space
33. Miscellaneous

Exhibits:
---------

A.  Demised Premises
A1. Landlord's Work List
B.  Description of Land
C.  Landlord's Cleaning Schedule]